Exhibit 10tt


                        BELLSOUTH CORPORATION STOCK PLAN
                       PERFORMANCE SHARES AWARD AGREEMENT
                                  [2002 Awards]


                  BellSouth Corporation, a Georgia corporation ("BellSouth"), acting pursuant to action of its Board of Directors and in accordance with the BellSouth Corporation Stock Plan (the "Plan"), hereby grants to __________ ("Employee") Performance Shares under the terms set forth in this Performance Shares Award Agreement ("Agreement"), effective as of March 1, 2002:

                  1. Award Grant. BellSouth grants to Employee _____ Performance Shares as described in Section 9.2 of the Plan effective as of the date above (the "Award"). This Award is subject to the terms and conditions of this Agreement, and to the further terms and conditions applicable to Performance Shares as set forth in the Plan.

                  2. Performance Period. The Performance Period with respect to the Award shall be the three consecutive calendar year period commencing January 1, 2002 and ending December 31, 2004.

                  3. Performance Objectives. The Performance Objectives applicable to the Award shall be those financial performance criteria, and the targeted level or levels of performance with respect to such criteria, as set forth on Exhibit "A" attached hereto and incorporated herein by this reference.

                  4. Payments.

                  (a) Administrator's Determination. At the end of the Performance Period, the Administrator shall determine the number of Performance Shares earned under this Agreement, between zero (0) and
         1.5 times the number of Performance Shares in the Award, based upon the levels of achievement of the Performance Objectives during the Performance Period (the "Performance Shares Earned"). The Compensation Committee, in its discretion, shall make this determination, which shall be final, conclusive and binding upon BellSouth and Employee.

                  (b) Payment for Performance Shares Earned. Employee shall be paid in cash an amount determined by multiplying the number of Performance Shares Earned by the average of the daily closing prices of a Share of BellSouth Stock as quoted on the New York Stock Exchange
         (NYSE) for the ten (10) trading days comprised of the five (5) trading days immediately preceding, and the five (5) trading days immediately following, the last day of the Performance Period. The amount so determined shall be paid in two (2) equal installments, with fifty (50%) percent to be paid as soon as administratively practicable after the end of the Performance Period, but in no event later than June 30, 2005; and the remaining fifty (50%) percent to be paid six (6) months after payment of the first installment.

                  (c) Dividends. In addition, Employee shall be paid an amount determined by multiplying the number of Performance Shares Earned by the amount of cash dividends that were paid on one Share (acquired on the first day of the Performance Period) during the Performance Period. This amount shall be paid as soon as administratively practicable after the end of the Performance Period.

                  5. Death, Disability or Retirement. In the event of a termination of Employee's employment with BellSouth or any Subsidiary, or any employer described in Paragraph 11 (also referred to herein as a "Subsidiary"), during the Performance Period by reason of:

                  (i) death of Employee;

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                  (ii) disability, provided as a result of such disability
         Employee is eligible for disability benefits under the BellSouth Corporation Long Term Disability Plan or disability benefits under an alternative plan maintained by Employee's employer which BellSouth determines to be comparable to such disability benefits; or

                  (iii) retirement which entitles Employee to a "Service Pension" under the terms of the applicable BellSouth Personal Retirement Account Pension Plan or a BellSouth Supplemental Executive Retirement Plan, or a retirement pension under any alternative plan maintained by Employee's employer which BellSouth determines to be comparable to such a Service Pension, and not for cause or as a result of misconduct in connection with his or her employment,

Employee or his or her Beneficiary, as the case may be, shall be entitled to prorated payments under this Agreement. Such payments shall equal:

                  (A) the product of (x) the amount described in Paragraph 4(b) above, multiplied by (y) a fraction, the numerator of which is the number of whole or partial calendar months elapsed between January 1, 2002 and the date of Employee's termination of employment, and the denominator of which is thirty-six (36); such amount to be paid at the times described in Paragraph 4(b) above; and

                  (B) the amount determined by multiplying the number of Performance Shares Earned by the amount of cash dividends that were paid on one Share (acquired on the first day of the Performance Period) through the date of Employee's termination of employment; such amount to be paid at the time described in Paragraph 4(c) above.

                  6. Change in Control. Notwithstanding anything to the contrary in this Agreement, in the event of a Change in Control, (i) the Performance Period described in Paragraph 2 above shall end on the last day of the calendar quarter most recently preceding (or coincident with) the occurrence of the Change in Control (referred to hereinafter as the "Modified Performance Period"), (ii) Employee shall be entitled to a payment equal to the amount determined for the Modified Performance Period pursuant to Paragraph 4(b) above multiplied by a fraction, the numerator of which is the number of whole or partial calendar months elapsed during the Modified Performance Period, and the denominator of which is thirty-six (36), and (iii) Employee shall be entitled to an amount determined by multiplying the number of Performance Shares Earned by the amount of cash dividends that were paid on one Share (acquired on the first day of the Performance Period) during the Modified Performance Period. Such amounts shall be paid as soon as administratively practicable after the end of the Modified Performance Period, but in no event later than six (6) months after such date.

                  7. Forfeiture. In the event Employee terminates employment with BellSouth and its Subsidiaries, under circumstances other than those described in Paragraph 5 above, prior to the date on which an amount is payable hereunder, Employee shall forfeit all of his interest in the Award except to the extent previously paid.

                  8. Employment and Termination. Neither the Plan, this Agreement nor any related documents, communications or other material shall give Employee the right to continued employment by BellSouth or by any Subsidiary or shall adversely affect the right of any such company to terminate Employee's employment with or without cause at any time.

                  9. Tax Withholding. BellSouth or any Subsidiary shall have the right to withhold from any payment to Employee, require payment from Employee, or take such other action which such company deems necessary to satisfy any income or other tax withholding or reporting requirements arising from this Award of Performance Shares, and Employee shall provide to any such company such information, and pay to it upon request such amounts, as it determines are required to comply with such requirements.

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                  10. Jurisdiction and Venue. Acceptance of this Agreement shall be deemed to constitute Employee's consent to the jurisdiction and venue of the Superior Court of Fulton County, Georgia, and the United States District Court for the Northern District of Georgia for all purposes in connection with any suit, action, or other proceeding relating to this Agreement, including the enforcement of any rights under this Agreement and any process or notice of motion in connection with such situation or other proceeding may be serviced by certified or registered mail or personal service within or without the State of Georgia, provided a reasonable time for appearance is allowed.

                  11. Certain Employment Transfers. In the event Employee is transferred to any company or business in which BellSouth directly or indirectly owns an interest but which is not a "Subsidiary" as defined in the Plan, then Employee shall not be deemed to have terminated his employment under this Agreement until such time, if any, as Employee terminates employment with such organization and, if applicable, fails to return to BellSouth or a Subsidiary in accordance with the terms of Employee's assignment, or Employee otherwise fails to meet the terms of Employee's assignment, at which time Employee's deemed termination of employment shall be treated in the same manner as a termination of employment from BellSouth or a Subsidiary under this Agreement.

                  12. Non-Transferability. Performance Shares may not be sold, transferred, pledged, assigned or otherwise alienated, other than by will or by the laws of decent and distribution.

                  13. Miscellaneous

                  (a) Employee's rights under this Agreement can be modified, suspended or canceled only in accordance with the terms of the Plan.

                  (b) This Agreement shall be subject to the applicable provisions, definitions, terms and conditions set forth in the Plan, all of which are incorporated by this reference in this Agreement and, unless defined in this Agreement, any capitalized terms in this Agreement shall have the same meaning assigned to those terms under the Plan. If there is any inconsistency between the terms of this Agreement and the terms of the Plan, the Plan's terms shall supercede and replace the conflicting terms of this Agreement.

                  (c) The Plan and this Agreement shall be governed by the laws of the State of Georgia.



         BELLSOUTH CORPORATION:


         By:
            -----------------------------------------------------------
                  Vice President - Human Resources


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                                                                      Exhibit A
                                                                     Page 1 of 2


                             Performance Objectives
                    2002-2004 Officer Performance Share Plan


1. The number of performance shares earned shall be based upon BellSouth's annualized total shareholder return ("TSR")* for the performance period versus the annualized total shareholder return of the Telecom 7 Index (defined below) based on the following chart:

                 ---------------------------------------------------------------
                 BellSouth Percentage
                 Points Above / Below                   Payout
                 Telecom 7 Index
                 ---------------------------------------------------------------
                 < x                                    0% of Target
                 x to x                                 50% of Target
                 x to x                                 60% of Target
                 x to x                                 70% of Target
                 x to x                                 80% of Target
                 x to x                                 90% of Target
                 x to x                                 100% of Target
                 x to x                                 110% of Target
                 x to x                                 120% of Target
                 x to x                                 130% of Target
                 x to x                                 140% of Target
                 > x                                    150% of Target
                 ---------------------------------------------------------------

2. The Executive Nominating, Compensation and Human Resources Committee can exercise discretion to adjust awards downward.

3. The Telecom 7 Index is a capitalization weighted (as of 1/1/2002) measure of Total Shareholder Return of the following companies:

                 ---------------------------------------- ----------------------
                                                                 Market
                                                             Capitalization
                                 Company                        Weighting
                 ---------------------------------------- ----------------------
                 ---------------------------------------- ----------------------
                                 Verizon                           42%
                 ---------------------------------------- ----------------------
                 ---------------------------------------- ----------------------
                                   SBC                             39%
                 ---------------------------------------- ----------------------
                 ---------------------------------------- ----------------------
                                  Qwest                            7%
                 ---------------------------------------- ----------------------
                 ---------------------------------------- ----------------------
                                 Alltel                            5%
                 ---------------------------------------- ----------------------
                 ---------------------------------------- ----------------------
                               Sprint FON                          5%
                 ---------------------------------------- ----------------------
                 ---------------------------------------- ----------------------
                               CenturyTel                          1%
                 ---------------------------------------- ----------------------
                 ---------------------------------------- ----------------------
                                Citizens                           1%
                 ---------------------------------------- ----------------------




* Annualized TSR (includes price appreciation + dividends) from 1/1/2002 - 12/31/2004. A more precise definition is attached.



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                                                                     Page 2 of 2



                    1/1/2002 - 12/31/2004 Performance Period
                        3-Year Annualized TSR Calculation


1) Total Shareholder Return (TSR) for the 3-Year period are calculated as follows:
         The performance period is defined as 1/1/2002 through 12/31/2004. The Total Shareholder Return (TSR) for the purpose of this award is calculated by taking the difference between the end of period (EOP) share price and the beginning of period (BOP) share price and adding to the result the sum of dividends paid on a share of BellSouth stock during the performance period (period dividends). The resultant calculation is then divided by the beginning of period (BOP) share price, the result being the total shareholder return for the period (Period TSR). Beginning of period (BOP) share price shall be defined as the average of closing prices quoted on the New York Stock Exchange
         (NYSE) for the 5 trading days prior to 1/1/2002 and the first 5 trading days after 1/1/2002. The end of period (EOP) share price shall be defined as the average of closing prices quoted on the New York Stock Exchange (NYSE) for the 5 trading days prior to 12/31/2004 and the first 5 trading days after 12/31/2004.

2) 3-Year Annualized TSR is then calculated as follows:
         The Period TSR from above is then added to the number one (1) and raised to the 1/3 power. The number one (1) is subtracted from the result and that result is multiplied by 100 and expressed as a percentage.

         3-Year Annualized TSR expressed as formulas:
         a) Period TSR = (EOP share price - BOP share price + period dividends)/BOP share price
         b) 3-Year Annualized TSR = ((1+Period TSR)^(1/3)-1)*100

3)       3-Year Annualized Index for Telecom 7 is calculated as follows:
         a) Each company in the index will have its 3-year annualized TSR calculated as described above.
         b) Each individual 3-year annualized TSR will be multiplied by the company's market cap weighting (as of 1/1/2002) from the table specified in 3). The resulting weighted TSRs will then be added together to generate the TSR for the index.

         3-Year Annualized Index for Telecom 7 expressed as formulas:
         a)   Company "x" weighed TSR=(company "x" 3-year annualized
              TSR)*(company "x" market capitalization weighting)
         b)   Index TSR=(company 1 weighted TSR)+(company 2 weighted TSR)+.....+
              (company 7 weighted TSR)

4) Modifications during the performance period:
         The Compensation Committee shall make adjustments in the number of performance shares awarded and/or earned in the event of certain corporate transactions or events in accordance with Section 10.6 of the Plan as allowed under Treas. Reg. 1.162-27(e)(2)(iii)(C), or successor rule or regulation. In addition, the Committee shall make adjustments in the Telecom 7 Index and/or the weightings assigned in that Index consistent with the types of adjustments contemplated in the preceding sentence.